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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2001
                              --------------------


                            Predictive Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               000-30422                         13-3808483
        ------------------------       ------------------------------------
        (Commission File Number)       (I.R.S. Employer Identification No.)


                 417 Fifth Avenue, New York, NY              10016
            ----------------------------------------       ----------
            (Address of Principal Executive Offices)       (Zip Code)


                                 (212) 659-3400
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

         The Board of Directors elected Andrew B. Zimmerman as Chief Executive Officer of the Company on June 15, 2001. Mr. Zimmerman will begin service to the Company on July 9, 2001. William Wyman will continue to act as interim Chief Executive Officer until that time.

         Further information is provided in the press release attached as
Exhibit 99.1 hereto, which is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits


                  99.1     Press release dated June 25, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PREDICTIVE SYSTEMS, INC.



Date:  June 29, 2001                        By:  /s/ William Wyman
                                                --------------------------------
                                                William Wyman
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press release dated June 25, 2001